Simplify US Equity PLUS Bitcoin Strategy ETF

SPBC

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

February 5, 2025

Advised by: Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated February 5, 2025, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the Nasdaq Stock Market LLC

FUND SUMMARY – SIMPLIFY US EQUITY PLUS BITCOIN STRATEGY ETF

Investment Objective: The Simplify US Equity PLUS Bitcoin Strategy ETF (the “Fund” or “SPBC”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries on the purchase and sale of Fund shares, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.01%
Acquired Fund Fees and Expenses(2)	0.25%
Total Annual Fund Operating Expenses	0.76%

(1)	Other Expenses includes interest expenses of 0.01%.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies: The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies, exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs), and exchange-traded funds with indirect exposure to Bitcoin primarily through Bitcoin futures, options, swaps, or other derivative instruments (“Bitcoin ETFs”).

US Equity Strategy

The Fund invests in equity securities of U.S. companies through (i) exchange-traded futures contracts, (ii) equity securities of U.S. companies, and (iii) ETFs that primarily invest in the equity securities of U.S. companies. The Fund defines equity securities as common stock, preferred stock, or futures on common or preferred stock. The Fund defines U.S. companies as those organized in the U.S.; having a class of securities whose principal securities market is in the U.S.; or derives 50% or more of its total revenues or earnings from goods produced, sales made, or services provided in the U.S., or maintains 50% or more of its employees, assets, investments, operations, or other business activity in the U.S. The Fund invests in companies without restriction as to capitalization.

The Adviser believes that, based upon its historical research, a base allocation to equities will make a significant contribution to long-term capital appreciation, while providing dividend income to help offset Fund operating expenses. The Adviser evaluates expected return, expenses, management, and leveraging effects when initially choosing between specific stocks, ETFs, and futures and evaluates allocations among these instruments on an ongoing basis to determine whether any adjustments to the allocations would provide better expected returns. The Adviser does not frequently trade US equities but seeks to maintain consistent exposure to the US equity market.

Bitcoin Strategy

The Fund targets a 10% of total assets allocation to Bitcoin ETPs and Bitcoin ETFs. The Fund generally rebalances this allocation quarterly, but will rebalance more frequently to ensure the allocation does not exceed 25% of its total assets. Bitcoin ETPs are investment vehicles that track the price of Bitcoin by directly holding actual Bitcoin (called “spot”) as their underlying asset while Bitcoin ETFs primarily invest in derivatives linked to Bitcoin to gain exposure to Bitcoin. The Bitcoin ETPs and Bitcoin ETFs trade on a U.S.-regulated securities exchange. Unlike Bitcoin ETFs, Bitcoin ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser selects specific Bitcoin ETPs and Bitcoin ETFs (including affiliated Bitcoin ETFs) that it believes offer sufficient liquidity and relatively low expenses.

Description of Bitcoin and Bitcoin Blockchain

Bitcoin is a digital asset that operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange (although it is not widely used in this manner at present) utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity.

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, become extremely difficult to reverse and tamper with. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

The Fund will not invest directly in Bitcoin, Bitcoin futures, or other crypto assets. The Fund is not expected to track the price movements of crypto assets.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Bitcoin Risk. The value of the Fund’s investment in Bitcoin ETPs and Bitcoin ETFs are subject to fluctuations in the value of Bitcoin. Bitcoin is a relatively new innovation and the market for Bitcoin is subject to rapid price swings, changes and uncertainty. The further development of the Bitcoin network and the acceptance and use of Bitcoin are subject to a variety of factors that are difficult to evaluate. The value of Bitcoin has been, and may continue to be, substantially dependent on speculation, such that trading and investing in these assets generally may not be based on fundamental analysis. The slowing, stopping or reversing of the development of the Bitcoin network or the acceptance of Bitcoin may adversely affect the price of Bitcoin. Bitcoin is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact the digital asset trading venues on which Bitcoin trades. The Bitcoin blockchain may contain flaws that can be exploited by hackers. A significant portion of Bitcoin is held by a small number of holders sometimes referred to as “whales.” Transactions of these holders may influence the price of Bitcoin.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, Bitcoin and the digital asset trading venues on which it trades are largely unregulated and highly fragmented and digital asset trading venues may be operating out of compliance with regulations. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote Bitcoin in a way that artificially increases the price of Bitcoin). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of digital asset trading venues have been closed due to fraud, failure or security breaches. Investors in Bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. Legal or regulatory changes may negatively impact the operation of the Bitcoin network or restrict the use of Bitcoin. The Bitcoin ETPs and Bitcoin ETFs may also be negatively impacted by regulatory enforcement actions against the digital asset trading venues upon which Bitcoin trades. Such actions could significantly reduce the number of venues upon which Bitcoin trades and could negatively impact the Bitcoin held by the Bitcoin ETPs and the Bitcoin futures contracts held by the Bitcoin ETFs that reference the price of Bitcoin. In addition, digital asset trading venues, Bitcoin miners, and other participants may have significant exposure to other digital assets. Instability in the price, availability or legal or regulatory status of those instruments may adversely impact the operation of the digital asset trading venues and the Bitcoin network. The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin futures contracts, and shares of the Bitcoin ETPs and Bitcoin ETFs. Such occurrences could also impair the Bitcoin ETPs’ and Bitcoin ETFs’ ability to meet their investment objective pursuant to their respective investment strategy.

The Bitcoin network is maintained and secured by a group of validators who “mine” Bitcoin, which involves contributing computer power to the network to validate transactions, maintain security and finalize settlement. The Bitcoin blockchain relies on a consensus mechanism whereby miners agree on the accurate state of the database. If a malicious actor (or group of actors) were to gain control of more than 50% the mining (or “hash”) power in the network, even temporarily, they would have the ability to block new transactions from being confirmed and could, over time, reverse or reorder prior transactions. Although it may be challenging for a malicious actor (or group of actors) to gain control of 50% of the mining (or “hash”) power in the Bitcoin blockchain, such an attack would significantly impact the value of Bitcoin, and thereby of the Bitcoin held by the Bitcoin ETPs and the Bitcoin futures contracts held by the Bitcoin ETF.

A blockchain is a public database that is updated, shared and maintained across many computers in a network. The software that powers a blockchain is known as its protocol. Like all software, these protocols may update or change from time-to-time. In the case of the Bitcoin protocol, updates are made based on proposals submitted by developers, but only if a majority of the users and miners adopt the new proposals and update their individual copies of the protocol. Certain upgrade proposals to a blockchain may not be accepted by all the participants in an ecosystem. If one significant group adopts a proposed upgrade and another does not – or if groups adopt different upgrades – this can result in a “fork” of the blockchain, wherein two distinct sets of users and validators or users and miners run two different versions of a protocol. If the versions are sufficiently different such that the two versions of the protocol cannot simultaneously maintain and update a shared record of the blockchain database, it is called a “hard fork.” A hard fork can result in the creation of two competing blockchains, each with its own native crypto assets. For instance, on August 1, 2017, two factions in the Bitcoin community could not agree on whether or not to adopt an upgrade to the Bitcoin protocol related to how to scale throughput on the blockchain. The disagreement created a fork, with the smaller group taking the name “Bitcoin Cash” and running its own blockchain and related native crypto asset. The larger group retained the name Bitcoin for its blockchain and held Bitcoin as the native crypto asset. Additional forks of the Bitcoin blockchain are possible. A large-scale fork could introduce risk, uncertainty, or confusion into the Bitcoin blockchain, or could fraction the value of the main blockchain and its native crypto asset, which could significantly impact the value of Bitcoin held by the Bitcoin ETPs and Bitcoin futures contracts held by the Bitcoin ETFs. Additionally, a hack of the Bitcoin blockchain or one or more projects that interact with or that are built on top of the Bitcoin blockchain could negatively impact the price of Bitcoin, whether it leads to another hard fork or not, and thereby the value of the Bitcoin held by the Bitcoin ETPs, and the Bitcoin futures contracts held by the Bitcoin ETFs.

The Bitcoin blockchain and its native crypto asset, Bitcoin, face numerous challenges to gaining widespread adoption as an alternative payments system, including the slowness of transaction processing and finality, variability in transaction fees and volatility in Bitcoin’s price. It is not clear that the Bitcoin blockchain or Bitcoin can overcome these and other impediments, which could harm the long-term adoption of the Bitcoin blockchain and Bitcoin as an alternative payment system, and thereby negatively impact the price of Bitcoin. In addition, alternative public blockchains have been developed and may in the future develop that compete with the Bitcoin blockchain and may have significant advantages as alternative payment systems, including higher throughput, lower fees, faster settlement and finalization, and the ability to facilitate untraceable and/or privacy-shielded transactions through the use of zero-knowledge cryptography or other means. It is possible that these alternative public blockchains and their native crypto assets may be more successful than the Bitcoin blockchain and Bitcoin in gaining adoption as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, thereby negatively impact the price of Bitcoin. Such alternative public blockchains, such as the Ethereum network, allow users to write and implement smart contracts—that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create other digital assets. Furthermore, traditional payment systems may improve their own technical capabilities and offer faster settlement times, faster finalization and lower fees. This could make it more difficult for the Bitcoin blockchain and Bitcoin to gain traction as an alternative payments system, which could limit the long-term adoption of the Bitcoin blockchain and Bitcoin, and thereby negatively impact the price of Bitcoin. Finally, one means by which the ecosystem surrounding the Bitcoin blockchain has attempted to mitigate concerns about the slowness of transaction processing and finality and the variability of transaction fees has been through the development of so-called Layer 2 networks, including the “Lightning Network.” Layer 2 networks are separate blockchains built on top of “Layer 1” blockchains like the Bitcoin blockchain for the purpose of augmenting the throughput of the Layer 1 blockchain, and often, providing lower fees for transaction processing and faster settlement. Layer 2 blockchains introduce certain risks into the Bitcoin ecosystem that should be considered. For instance, Layer 2 blockchains are a relatively new and still developing technology. Technological issues – including hacks, bugs, or failures – could introduce risk or harm confidence in the Bitcoin ecosystem, which could negatively impact the price of Bitcoin. In addition, users may choose to settle an increasing share of transactions on Layer 2 blockchains, which could negatively impact the transaction activity on, and the amount of fee revenue generated by, the Bitcoin blockchain itself, which could negatively impact the price of Bitcoin. If these or other developments negatively impact the price of Bitcoin, this would negatively impact the value of the Bitcoin ETPs and Bitcoin ETFs.

The realization of any of these risks could result in a decline in the acceptance of Bitcoin and consequently a reduction in the value of Bitcoin, Bitcoin ETPs, Bitcoin ETFs, and the Fund.

Bitcoin Tax Risk. The Fund’s investments in Bitcoin ETPs or similar investment vehicles are grantor trusts for U.S. federal income tax purposes, and therefore an investment by the Fund directly in such an investment will generally be treated as a direct investment in Bitcoin for such purposes. In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) requires, among other things, that at least 90% of the Fund’s income be “qualifying income.” Although the income from Bitcoin ETPs in which the Fund invests is not treated as qualifying income, the Fund avoids the recognition of any income from Bitcoin ETPs by handling any Bitcoin ETP transactions with Authorized Participants (“AP”) through in-kind creations and redemptions. For example, if the Fund wants to reduce its exposure to Bitcoin ETPs, it may deliver a basket of the Bitcoin ETPs to the AP in exchange for shares of the Fund. The Bitcoin ETPs are not sold by the Fund and therefore, no income is generated for the Fund. To the extent the IRS disagrees with the Fund’s view regarding the use of the in-kind creation and redemptions to avoid recognition of non-qualifying income from Bitcoin ETPs, then the Fund may fail to qualify as a RIC under the Code. If, in any year, the Fund fails to qualify as a RIC and was ineligible to or was not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation and subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. See “Authorized Participant Risk” below for additional risks regarding APs.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Affiliated ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated Bitcoin ETF, the adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated Bitcoin ETF. The adviser will receive more revenue to the extent it selects an affiliated Bitcoin ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Bitcoin ETF Risks. The Bitcoin ETFs do not invest directly in Bitcoin. Instead, the Bitcoin ETFs obtain indirect exposure to Bitcoin by investing in Bitcoin futures, swaps, and/or options. The market for derivatives linked to Bitcoin may be less developed, and potentially less liquid and more volatile, than more established markets. While these markets have grown substantially since Bitcoin derivatives commenced trading, there can be no assurance that this growth will continue. The price for Bitcoin futures, swaps, and options is based on a number of factors, including the supply of and the demand for these derivatives. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for these derivatives. Additionally, due to the high margin requirements that are unique to Bitcoin futures contracts, the Bitcoin ETFs may experience difficulty maintaining the desired level of exposure to Bitcoin solely through futures contracts. If a Bitcoin ETF is unable to achieve such exposure it may not be able to meet its investment objective and the Bitcoin ETF’s returns may be different or lower than expected. Additionally, collateral requirements may require the Bitcoin ETFs to liquidate their positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Bitcoin futures may be considered aggressive and may expose the Bitcoin ETFs to significant risks. These risks include counterparty risk and liquidity risk.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Structure Risks. The Fund is structured as an ETF and will invest in underlying ETFs or ETPs. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by authorized participant (“Authorized Participant”) at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the Nasdaq Stock Market LLC (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the hares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Exchange Traded Product (ETP) Risk. The Fund invests in Bitcoin ETPs. Through its positions in Bitcoin ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by or linked to a Bitcoin ETP could decrease. The Bitcoin ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act. When the Fund invests in a Bitcoin ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Bitcoin ETP’s expenses (including operating costs and management fees).

Futures Contract Risk. The successful use of futures contracts draws upon the adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) investments in futures contracts involves leverage, which means a small percentage of assets in futures can have a disproportionately large impact on the Fund and the Fund can lose more than the principal amount invested; (d) losses caused by unanticipated market movements, which are potentially unlimited; I the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (f) the possibility that the counterparty will default in the performance of its obligations; and (g) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related events, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Small and Medium Capitalization Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own specific risks, but the adviser expects the principal investments risks of such funds will be similar to the risks of investing in the Fund.

Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities or other investments, such as Bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. Shares of the Bitcoin ETPs and Bitcoin ETFs are intended to reflect the price of Bitcoin, less fees and expenses. The price of a Bitcoin ETP or Bitcoin ETF may go down even if the price of the underlying asset, Bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.

Performance: The following performance information provides some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual total returns compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

70.00%
50.00%
30.00%
10.00%
-10.00%
-30.00%
-50.00%
48.66%
37.07%
-27.54%
2022
2023
2024

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 19.38% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -22.63% (quarter ended June 30, 2022).

Average Annual Total Returns for the Periods Ended December 31, 2024

	1 Year	Since Inception (5/25/21)
Return Before Taxes	37.07%	15.48%
Return After Taxes on Distributions	36.48%	14.53%
Return After Taxes on Distributions and Sale of Fund Shares	21.92%	11.76%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	11.79%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, Chief Investment Officer of Adviser; and Jeff Schwarte, Chief Equity Strategist of the Adviser serve as portfolio managers of the Fund. Dr. Berns has served the Fund as a portfolio manager since it commenced operations in September 2020 and Mr. Schwarte has served the Fund as a portfolio manager since November 2024. Dr. Berns and Mr. Schwarte are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.